Kensington Managed Income Fund
Summary Prospectus
April 30, 2024
Class A Shares (KAMAX) Institutional Class Shares (KAMIX) Class C Shares (KAMCX)

Before you invest, you may want to review the Kensington Managed Income Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated April 30, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://www.kensingtonassetmanagement.com/managed-income-fund-materials. You can also get this information at no cost by calling the Fund (toll-free) at 866-303-8623.

Investment Objective: The Fund seeks total return which consists of income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 41 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(2)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.79%	1.54%	2.54%
Fee Waiver/Reimbursement or Recoupment(3)	-0.02%	-0.02%	-0.02%
Total Annual Fund Operating Expenses after Fee Waiver/Reimbursement or Recoupment	1.77%	1.52%	2.52%
(1)The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in other investment companies.
(3)Kensington Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, extraordinary expenses, and distribution (12b‑1) fees and expenses) do not exceed 1.35% of the average net assets of the applicable share class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation in the first year only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$646	$1,010	$1,397	$2,479
Institutional	$155	$484	$838	$1,833
C	$355	$789	$1,349	$2,874

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$255	$789	$1,349	$2,874

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 600% of its average portfolio value.
Principal Investment Strategies
The Fund is designed to provide the potential to generate stable, above average returns, with a reduced risk of drawdown (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets). Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing the Fund’s assets to gain exposure to (i) higher-yielding, fixed income securities, or to (ii) cash, cash equivalents, and U.S. Treasury securities, based on a proprietary “Managed Income Model” that looks at trends and patterns in the high-yield fixed income market. The Managed Income Model uses daily inputs related to the prices of certain U.S. high-yield and long-term Treasury bond funds, U.S. equity market indices, and the number of NYSE-listed companies whose prices have increased and decreased each day to evaluate whether market conditions favor a “Risk-On” portfolio exposed to high-yield securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. Specifically, the model uses the following inputs:
•The net asset values of certain U.S. high-yield bond funds
•Prices of long-term U.S. Treasury bonds
•The level of the NASDAQ Composite Index, a market capitalization weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange
•The level of the Value Line Geometric Composite Index, an index of approximately 1,700 companies representing approximately 90% of the market capitalization of all U.S.-listed stocks with returns weighted to account for compounding of returns of time; and
•The daily number of NYSE-listed companies with prices increasing or decreasing (the Advance/Decline Line).
The Managed Income Model looks for trends developing over multiple time periods (e.g., weeks, months, years) to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio’s exposures when the Managed Income Model signals a change. Depending on market conditions, such turnover from Risk-On to Risk-Off or vice versa may take up to several weeks, and the Fund may have significant portfolio turnover from year to year. The Adviser generally expects such changes to occur infrequently (e.g., fewer than five times annually) based on historic trends in the high-yield fixed income market. Generally, when the Adviser believes high-yield market conditions are favorable, the Fund seeks exposure to longer maturity and lower quality high-yield securities. When the Adviser believes high-yield market conditions are somewhat less favorable (but still “Risk-On”), the Fund seeks exposure to shorter maturity and better quality high-yield securities.

In its Risk-On position, the Fund will gain exposure to fixed-income securities primarily by investing in one or more of the following investment types (1) other mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) that invest in higher-yielding, income-producing securities, (2) individual bonds, including high-yield bonds, (3) credit default swaps and credit default index swaps, and options on such instruments, and/or (4) index futures and bond futures. The types of investments used to gain the Fund’s exposures to fixed-income securities (i.e., other mutual funds and ETFs, individual bonds, derivatives, etc.), and the allocation to each, is determined by several factors related to each investment type when the investment is made, including but not limited to, capacity constraints, the expected duration of the trade, fees or commissions, and the quality of beta (i.e., sensitivity to the securities markets) offered by the investment type. The use of derivative instruments is just one option that the Fund may use and such use is determined in the same manner as the other investments.
The fixed-income securities to which the Fund may have exposure, either directly or indirectly, include bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness and are not restricted as to issuer credit quality, country, capitalization, security maturity, currency, or leverage. The specific fixed-income securities in which the Fund invests or has exposure to is determined by the Adviser’s systematic investment approach, which takes into account several key elements, including but not limited to, the evaluation of relative value and trends across the spectrum of fixed-income opportunities, and the risks related to credit and duration for those opportunities in the current market environment. In its Risk-On position, a majority of the Fund’s portfolio is typically exposed to high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser, or underlying fund’s adviser where applicable, to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may have exposure to junk bonds that are in default, subject to bankruptcy or reorganization. The Fund may also take short positions from time to time to hedge or offset existing long positions.
In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities. The Fund may also take short positions in the Risk-Off position to offset existing long holdings from when the Fund was in the Risk-On position.
In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund will typically limit its investment in a single underlying fund to one percent of such underlying fund’s net assets, although the percentage of such underlying fund owned by the Fund may change over time as the value of such investment changes and the Fund’s overall portfolio changes.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s reliance on its proprietary trend-following model and the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Prepayment Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, which can be greater than seven days, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2020 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Credit Default Swap Agreements Risk: The Fund may enter into credit default index swap agreements or credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default index swap agreements and credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate may be significantly above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
Performance: Performance shown below for periods prior to the close of business on June 24, 2022 is for the Kensington Managed Income Fund (the “Managed Income Predecessor Fund”), formerly a series of Advisors Preferred Trust which commenced operations on May 31, 2019. The Fund has adopted the performance of the Managed Income Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Managed Income Predecessor Fund (the “Reorganization”). The Reorganization occurred as of the close of business on June 24, 2022. Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Managed Income Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of each of the Fund’s share classes over time to the performance of the Fund’s benchmark index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities. However, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load and Class C shares are subject to a deferred sales charge. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.
Institutional Class Performance Bar Chart
For Calendar Years Ended December 31

Best Quarter	Q4 2023	5.01%
Worst Quarter	Q2 2022	-4.21%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2023)

	One Year	Since Inception Institutional & Class A (1)	Since Inception Class C (2)
Institutional Class Shares Return before taxes	3.97%	2.16%	N/A
Institutional Class Shares Return after taxes on distributions(3)	2.21%	1.15%	N/A
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(3)	2.32%	1.24%	N/A
Class A Shares Return before taxes (with load)	-1.24%	0.83%	N/A
Class C Shares Return before taxes	1.92%	N/A	0.87%
ICE BofAML US High Yield Master II Index(4) (reflects no deduction for fees, expenses, or taxes)	13.46%	3.89%	3.55%
Bloomberg US Aggregate Bond Index(5) (reflects no deduction for fees, expenses, or taxes)	5.53%	0.31%	-0.73%
(1)    The inception date of investment operations for the Fund’s Institutional and Class A Shares is May 28, 2019.
(2)    The inception date of investment operations for the Fund’s Class C Shares is August 27, 2019.
(3)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(4)    The ICE BofAML US High Yield Master II Index measures the performance of below investment grade $US-denominated corporate bonds publicly issued in the US market. The index is unmanaged; includes net reinvested dividends; does not reflect fees or expenses; and is not available for direct investment. Investors cannot invest directly in an index.
(5)    The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade fixed rate bond market securities, including government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index. It is also known as U.S. Aggregate Bond Index.
Investment Adviser: Kensington Asset Management, LLC
Portfolio Managers:
Bruce P. DeLaurentis
Bruce P. DeLaurentis is Founder, Lead Portfolio Manager and Chairman of the Investment Committee for Kensington Asset Management. He has served the Fund since inception in 2022 and the Managed Income Predecessor Fund from its inception in 2019 until its Reorganization.
Patrick Sommerstad
Patrick Sommerstad serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jason Sim
Jason Sim serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jordan Flebotte
Jordan Flebotte serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100
The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.